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                                  United States
                       Securities And Exchange Commission
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported) February 1, 2007

                                 FUEL TECH, INC.
             (Exact name of registrant as specified in its charter)

               Delaware                000-21724           20-5657551
     (State or other jurisdiction     (Commission        (IRS Employer
          of incorporation)           File Number)     Identification No.)

                                 Fuel Tech, Inc.
                               512 Kingsland Drive
                             Batavia, IL 60510-2299
                                  630-845-4500

          (Address and telephone number of principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provision:


[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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                Section 1 - Registrant's Business and Operations

Item 1.01  Entry into a Material Definitive Agreement

        On February 1, 2007, the registrant commenced entering into indemnity agreements with its officers and directors. The form of the agreement is attached as Exhibit 99.1 to this current report on Form 8-K.

        The registrant's directors who are or will be parties to the agreement are: Douglas G. Bailey, Ralph E. Bailey, Miguel Espinosa, Charles W. Grinnell, Thomas L. Jones, Samer S. Khanachet, John D. Morrow, Johnny R. Norris Jr. and Thomas S. Shaw, Jr.

        The registrant's officers who are or will be parties to the agreement are: Vincent M. Albanese, Ellen T. Albrecht, Vincent J. Arnone, Stephen P. Brady, William E. Cummings, Jr., Kevin R. Dougherty, Timothy J. Eibes, Tracy H. Krumme, M. Linda Lin, Michael P. Maley, Nolan R. Schwartz, Christopher R. Smyrniotis and William H. Sun.

        The agreement is a contractual supplement to the corporate indemnity provisions of the certificate of incorporation of the registrant. The material terms and conditions of the agreement (as to which terms and conditions reference is made to the full text of the Exhibit for a complete description) are: (a) a restatement of the registrant's undertaking in the certificate of incorporation to afford indemnification and an advance of expenses against claims if the indemnitee acted in good faith in a manner the indemnitee reasonably believed to be in or not opposed to the best interest of the registrant, and, with respect to any criminal proceeding, had no reasonable cause to believe the indemnitee's conduct was unlawful; (b) a description of how the registrant will determine if indemnification is appropriate including the procedure for obtaining indemnification and a rebuttable presumption in favor of indemnification; (c) the procedure to authorize advancing expenses; (d) that the indemnitee's rights under the indemnity agreement will survive any merger, consolidation or change in control of the registrant; (e) that the indemnitee will be entitled to attorney's fees and disbursements incurred in any suit against the registrant for breach of the agreement, if the indemnitee prevails in whole or in part in such a suit; and (f) that the registrant will deposit in trust for the benefit of the indemnitee a cash amount equal to all amounts previously authorized to be paid to the indemnitee under the indemnity agreement 10 days before any initiation by the registrant of an insolvency or bankruptcy proceeding.


                  Section 9 - Financial Statements and Exhibits

Item 9.01  Financial Statements and Exhibits

        Financial Statements: None
        Exhibits: Text of Fuel Tech, Inc. Form of Indemnity Agreement with Directors and Officers Exhibit 99.1

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            Fuel Tech, Inc.


Dated:  February 7, 2007                    By:  /s/ C. W. Grinnell
                                                 -------------------
                                                 Charles W. Grinnell
                                                 Corporate Secretary